UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2021
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)      (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMCB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Farmers & Merchants Bancorp today communicated that Kenneth W. Smith, Executive Vice President and Chief Credit Officer, has announced his intention to retire effective December 31, 2021, after 46 years in banking, including 22 years with Farmers & Merchants Bank of Central California.

The Chief Credit Officer position will be filled by Jay J. Colombini, one of the Bank’s two current Executive Vice President and Wholesale Banking Division Managers.  Jay Colombini will assume the Chief Credit Officer’s role November 1, 2021 and work closely with Ken Smith until year-end to ensure a seamless transition. Jay Colombini brings to this new position 36 years of industry credit administration experience, including 28 years at Farmers & Merchants Bank of Central California.

Kent A. Steinwert, Chairman, President and C.E.O. commented, “As a key member of our management team, Ken Smith has been instrumental in maintaining our institution’s exceptional credit quality and regulatory performance. His honed credit administration skills have contributed to our strong overall performance over the past 22 years. While Ken Smith will be deeply missed, Jay Colombini has demonstrated the ability to successfully manage complex credit portfolios through all stages of the economic cycle.”

Steinwert continued, “Our long-term commitment to continuous strategic and succession planning has enabled the Company to fill both executive openings from internal team members. Jay Colombini’s current role as one of two key executives in our wholesale banking division will be filled by two of our Senior Vice President – Market Managers. These individuals will assume new Regional Senior Vice President positions November 1, 2021, and will report to David M. Zitterow, Executive Vice President Wholesale Banking Division Manager. Expanding leadership oversite of our agriculture and commercial businesses is expected to enhance the Company’s ability to effectively manage future growth.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President & Chief Financial Officer

Date: September 22, 2021